                                                                      EXHIBIT 21

                                  Subsidiaries
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                                                                                                      Incorporation
                                                                                ---------------------------------------------------
Name
----                                                                                     Jurisdiction               Country
------------------------------------------------------------------------------  ------------------------   ------------------------
Associates First Capital Corporation ("AFCC")                                        Delaware               United States
------------------------------------------------------------------------------  ------------------------   ------------------------
      [The names of 74 subsidiaries of AFCC operating in the United States in the consumer finance business, 3 subsidiaries operating in the commercial finance business, and 40 subsidiaries operating in the insurance business are omitted pursuant to Rule 601(b)(21)(ii)]
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      ACONA B.V.                                                                     Netherlands            Netherlands
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Holdco L.L.C.                                                               Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Financial Corporation Limited                                    England & Wales        United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Capital Corporation plc                                       England & Wales        United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Avco Group Limited                                                   United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Avco Financial Services Limited                                   United Kingdom         United Kingdom
                   Avco Financial Services (U.K.) Limited                            United Kingdom         United Kingdom
                   AFS (Pension Trustees) Limited                                    United Kingdom         United Kingdom
                   Red Dragon Securities Limited                                     United Kingdom         United Kingdom
                   Avco Limited                                                      United Kingdom         United Kingdom
                   First Affinity Limited                                            United Kingdom         United Kingdom
                   Avco Capital Plc                                                  United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Avco Trust Plc                                                    United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Everyday Finance Limited                                       Ireland                Ireland
                      Steeple Finance (Guernsey) Limited                             Guernsey, C.I.         Guernsey, C.I.
                      Avco Financial Services (Asia) Limited                         Hong Kong              Hong Kong
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                          ERA Master Limited                                         Hong Kong              Hong Kong
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Steeple Finance Limited                                        Jersey, C.I.           Jersey, C.I.
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Avco Funding Limited                                           United Kingdom         United Kingdom
                      Avco Leasing Limited                                           United Kingdom         United Kingdom
                      Castle Loss Adjusters Limited                                  United Kingdom         United Kingdom
                      CMA ComCap Limited                                             United Kingdom         United Kingdom
                      CMA Invest Limited                                             United Kingdom         United Kingdom
                      CMA (UK) Limited                                               United Kingdom         United Kingdom
                      ComCap Business Systems Limited                                United Kingdom         United Kingdom
                      ComCap Group Services Limited                                  United Kingdom         United Kingdom
                      ComCap Motor Acceptances Limited                               United Kingdom         United Kingdom
                      ComCap plc                                                     United Kingdom         United Kingdom
                      ComCap UK Limited                                              United Kingdom         United Kingdom
                      Commercial Finance Capital plc                                 United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                          Advanced Machining Systems Ltd.                            United Kingdom         United Kingdom
                          Commercial Finance (Eng.) Limited                          United Kingdom         United Kingdom
                          Impress Graphics Equipment Ltd.                            United Kingdom         United Kingdom
                          Print Skills Holdings Limited                              United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Computer Capital International Limited                         United Kingdom         United Kingdom
                      Textron Finance Company Limited                                United Kingdom         United Kingdom
                      Textron Leasing Limited                                        United Kingdom         United Kingdom
                      TFC Leasing Limited                                            United Kingdom         United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Textron Finance Compagnie, SA                                  France                 France
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                          Textron Finance Compagnie SAS                              France                 France
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                                                                                                   Incorporation
                                                                                ---------------------------------------------------
Name
----                                                                                     Jurisdiction               Country
------------------------------------------------------------------------------  ------------------------   ------------------------
                             TFC Location S.A.                                       France                 France
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Associates Capital (Jersey) Limited                                  Jersey                 United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Associates Capital (Guernsey) Limited                             Guernsey               United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Associates (Isle of Man) Limited                                     England                United Kingdom
                Autoclub International Limited                                       England & Wales        United Kingdom
                Prestige Property Co. Limited                                        Guernsey               United Kingdom
                Wessex Finance Corporation Limited                                   England                United Kingdom
                CEF Limited                                                          England & Wales        United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Construction Equipment Finance Limited                            England & Wales        United Kingdom
                   Construction Machinery Finance Limited                            England & Wales        United Kingdom
                   Construction Plant Finance Limited                                England & Wales        United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Mortgage Corporation Limited                                  England & Wales        United Kingdom
            Cumberland Insurance Company Limited                                     England & Wales        United Kingdom
            Cumberland Life Assurance Co. Limited                                    Scotland               United Kingdom
            Medens Trust Limited                                                     England & Wales        United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Medens (Jersey) Limited                                              Jersey                 United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      AIC Associates Canada Holdings, Inc.                                           Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         AIC Corporation                                                             Japan                  Japan
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            AIC Credit Card Services, Inc.                                           Japan                  Japan
            Nissen Co., Ltd.                                                         Japan                  Japan
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates Capital Corporation of Canada                                       Canada                 Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         177462 Canada Inc.                                                          Canada                 Canada
         177463 Canada Inc.                                                          Canada                 Canada
         2659158 Canada Inc.                                                         Canada                 Canada
         Associates Commercial Corporation of Canada Ltd.                            Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Teletech Financial Corporation                                           Canada                 Canada
            The Associates Corporation                                               Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Credit Corporation of Canada Ltd.                                Canada                 Canada
         Associates Financial Services of Canada Ltd.                                Canada                 Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            113612 Ontario Inc.                                                      Ontario                Canada
            Avco D.C. Corporation                                                    Delaware               United States
            AFS Corporation                                                          Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Avco Financial Services Canada Limited                               Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Avco Financial Services Canada East Company                       Nova Scotia            Canada
                   Avco Financial Services Central Limited                           Ontario                Canada
                   Avco Financial Services Quebec Limited                            Quebec                 Canada
                   Avco Financial Services Realty Limited                            Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Avco Financial Services Realty East Company                    Nova Scotia            Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Carter Shields Funding, Inc.                                      Canada-Federal         Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Lorne-Bruce Motors Limited                                     Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Insurex Canada, Inc.                                              Alberta                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Payplan Canada, Inc.                                           Canada                 Canada
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                                                                                                   Incorporation
                                                                                ---------------------------------------------------
Name
----                                                                                     Jurisdiction               Country
------------------------------------------------------------------------------  ------------------------   ------------------------
                   London and Midland General Insurance Company                      Canada-Federal         Canada
                   Megson Holdings Ltd.                                              Canada (Alberta)       Canada
                   Provincial Trust Company                                          Prince Edward Is       Canada
                   Textron Financial Corporation (Canada)                            Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      1154247 Ontario, Inc.                                          Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Mortgage Corporation                                             Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            1140186 Ontario Inc.                                                     Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Leasing (Canada) Ltd.                                            Ontario                Canada
         VT Finance (Canada) Inc.                                                    Ontario                Canada
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Financial Services of Hawaii, Inc.                                        Hawaii                 United States
      Avco Financial Services One, Inc.                                              Hawaii                 United States
      Home Mortgage Company, Inc.                                                    Hawaii                 United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates Corporation of North America                                        Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Corporation of North America (A Texas Corporation)               Texas                  United States
         AFC Securities Inc.                                                         Delaware               United States
         Associates Credit Services, Inc.                                            Delaware               United States
         Associates Capital Bank, Inc.                                               Utah                   United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Real Estate Financial Services Company, Inc.                     Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Relocation Management Company, Inc.                           Colorado               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Associates Relocation Management Company of Texas                    Texas                  United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates First Capital Mortgage Corporation                            Delaware               United States
            Corporate America Realty, Inc.                                           New Jersey             United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         The Associates Payroll Management Service Company, Inc.                     Delaware               United States
         Financial Reassurance Company, Ltd.                                         Bermuda                Bermuda
         Associates Financial Services Company of Puerto Rico, Inc.                  Puerto Rico            United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Commercial Corporation of Puerto Rico                         Puerto Rico            United States
            Associates Financial Services Company, Inc.                              Puerto Rico            United States
            Associates Time Plan, Inc.                                               Puerto Rico            United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Investment Company                                               Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Diversified Services, Inc.                                    Delaware               United States
            Associates Financial Services Company, Inc. ("AFSCI")                    Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                [The names of 115 subsidiaries of AFSCI operating in the United
                States in the consumer finance business and 34 subsidiaries operating in the insurance business are omitted pursuant to Rule
                601(b)(21)(ii)]
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates Commercial Corporation ("ACC")                                Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                [The names of 11 subsidiaries of ACC operating in the United
                States in the commercial finance business and 1 subsidiary in the insurance business are omitted pursuant to Rule
                601(b)(21)(ii)]
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates Credit Card Services, Inc.                                          Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Credit Card Receivables Corp.                                    Delaware               United States
         Associates Private Label Receivables Corp.                                  Delaware               United States
         Voyager Fleet Systems, Inc.                                                 Delaware               United States
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                                                                                                   Incorporation
                                                                                ---------------------------------------------------
Name
----                                                                                     Jurisdiction               Country
------------------------------------------------------------------------------  ------------------------   ------------------------
      Associates First Capital Trust I                                               Delaware               United States
      Associates First Capital Trust II                                              Delaware               United States
      Associates First Capital Trust III                                             Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates Housing Finance, LLC                                                Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates Information Services, Inc.                                          Delaware               United States
      Associates National Bank (Delaware) (a national banking association)           Delaware               United States
      Associates World Capital Corporation                                           Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates World Credit Corporation                                         Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Associates First Capital BV                                              Netherlands            Netherlands
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Associates International Holdings Corporation                                  New York               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Servicio de Credito Asociados de Costa Rica, S.A.                           Costa Rica             Costa Rica
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         DIC Finance Co., Ltd.                                                       Japan                  Japan
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            DIC Agency Co. Ltd.                                                      Japan                  Japan
            JACOF Co. Ltd.                                                           Japan                  Japan
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Grupo Financiero Associates, S.A. de C.V.                                   Mexico                 Mexico
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Arrendadora Financiera Associates, S.A. de C.V.                          Mexico                 Mexico
            Associates Servicios de Mexico, S.A. de C.V.                             Mexico                 Mexico
            Hipotecaria Associates, S.A. de C.V.                                     Mexico                 Mexico
            Servicios de Credito Associates, S.A. de C.V.                            Mexico                 Mexico
            Servicios de Factoraje Associates, S.A. de C.V.                          Mexico                 Mexico
            Sociedad Financiera Associates, S.A. de C.V.                             Mexico                 Mexico
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Associates Finance Taiwan, Inc.                                             Taiwan                 Rep. of China
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Sociedade Gestora de Participacoes Sociais, S.A.                          Madeira                Portugal
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Financial Services (Mauritius) LLC                                        Mauritius              Mauritius
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Financial Services India Private Limited                               India                  India
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Financial Services International, Inc.                                 Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Atlantic General Insurance Limited                                   Bermuda                Bermuda
                Atlantic Reinsurance Limited                                         Bermuda                Bermuda
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Avco Financial Services Ltd.                                      Bermuda                Bermuda
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Australia Pty Ltd. (Dual Incorporation)                                Victoria               Australia
                                                                                     Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Avco Financial Services Ltd.                                             ACT                    Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Hallmark Life Insurance Company Ltd.                                 ACT                    Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Hallmark General Insurance Company Ltd.                           ACT                    Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                      Avco Insurance Services Limited                                New Zealand            New Zealand
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Frenzeal Pty Limited                                                     ACT                    Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Avco Access Ltd.                                                         New South Wales        Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                BFC Finance Limited                                                  Victoria               Australia
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                                                                                                   Incorporation
                                                                                ---------------------------------------------------
Name
----                                                                                     Jurisdiction               Country
------------------------------------------------------------------------------  ------------------------   ------------------------
                   Eastrock Finance Corporation Pty Ltd.                             Victoria               Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Heritage General Insurance Limited                                   New South Wales        Australia
                Heritage Life Insurance Limited                                      New South Wales        Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                   Avco Leasing Limited                                              New South Wales        Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
                Intercity Lease Management Pty Ltd                                   New South Wales        Australia
                Textron Australia Deposits Pty Ltd.                                  New South Wales        Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Textron Financial Corporation (Australia) Pty. Ltd.                      New South Wales        Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
            Avco Finance Corporation of America Pty. Limited                         Tasmania               Australia
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Financial Services of Puerto Rico, Inc.                                Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Financial Services of San Sebastian, Inc.                              Puerto Rico            United States
         Avco Financial Services of San Juan, Inc.                                   Puerto Rico            United States
         Avco Financial Services of Santurce, Inc.                                   Puerto Rico            United States
         Metro Finance Company, Inc.                                                 Puerto Rico            United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Avco Financial Services Limited                                             Hong Kong              Hong Kong
         Hallmark General Insurance Company Limited                                  Hong Kong              Hong Kong
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Hallmark General Insurance Company Limited.                                 New Zealand            New Zealand
         Hallmark Pacific Life Insurance Company Limited                             New Zealand            New Zealand
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Financial Services Limited                                                New Zealand            New Zealand
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Financial Services Limited                                                Northern Ireland       United Kingdom
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Avco Bank, an industrial bank                                                  Colorado               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      The Northland Company                                                          Minnesota              United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         Jupiter Holdings, Inc.                                                      Minnesota              United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
      Hurley State Bank                                                              South Dakota           United States
      SPS Payment Systems, Inc.                                                      Delaware               United States
----- ------------------------------------------------------------------------  ------------------------   ------------------------
         MedCash, Inc.                                                               Delaware               United States
         MedCash Health Systems, L.P.                                                Delaware               United States
         Med-Link Technologies Inc.                                                  Delaware               United States
         Quality Asset Management, Inc.                                              Delaware               United States
         SPS Commercial Services, Inc.                                               Delaware               United States
         SPS Newco, Inc.                                                             Delaware               United States
         SPS Receivables Financing Corporation                                       Delaware               United States
         Ruf Corporation                                                             Kansas                 United States
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